UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 5, 2006

                              THE CERTO GROUP CORP.
             (Exact name of registrant as specified in its charter)



           Delaware                  002-99080                 11-2820379
(State or Other Jurisdiction      (Commission File          (I.R.S. Employer
       of Incorporation)              Number)            Identification Number)

       201 Circle Drive North, Building 112, Piscataway, New Jersey 08854
               (Address of principal executive offices) (zip code)

                                 (732) 356-9555
              (Registrant's telephone number, including area code)

                                   Copies to:
                               Marc J. Ross, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

     On June 5, 2006, The Certo Group, Corp. (the "Company) terminated an agreement, which was entered into on February 22, 2006, whereby the Company was to acquire all of the assets of 41A Ave. A Cafe LLC. Pursuant to the Agreement, the Company was to pay 41A Ave. A Cafe LLC an aggregate purchase price of $125,000.

Item 2.01 Completion of Acquisition or Disposition of Assets.

     The Company previously entered into an Asset Purchase Agreement, dated February 22, 2006, with Flatiron Newsbar LLC ("Flatiron"), a New York limited liability company, pursuant to which the Company would acquire all of the assets of Flatiron utilized in the operation of a cafe (the "Agreement"). Pursuant to the Agreement, the Company was to pay Flatiron an aggregate purchase price of $175,000, consisting of the payment of $96,250 in cash and the remaining balance to be paid with the issuance of a promissory note.

     On June 5, 2006, the Company closed the acquisition contemplated by the Agreement. Accordingly, the Company paid $96,250 in cash to Flatiron and issued two promissory notes in the amount of $78,750, with interest of 7%, for the benefit of Flatiron. In connection with such note the Company also entered into a purchase money security agreement, dated June 5, 2006, with Flatiron as the secured party to secure the Company's obligations.


Item 9.01 Financial Statements and Exhibits.

The following exhibits are included as part of this report:

Exhibit
Number                Description
--------------------------------------------------------------------------------
10.1 Agreement by and between The Certo Group Corp. and Flatiron Newsbar LLC (Incorporated by reference to the Company's Form 8-K filed on March 3, 2006)
10.2 Agreement by and between The Certo Group Corp. and 41A Ave. A Cafe, LLC (Incorporated by reference to the Company's Form 8-K filed on March 3, 2006)

SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              THE CERTO GROUP CORP.


Dated: June 23, 2006                           By:    /s/ Dominic Certo
                                                      -----------------------
                                               Name:  Dominic Certo
                                               Title: Chief Executive Officer